                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  INVESTMENT COMPANY ACT FILE NUMBER 811-22399
                                                     ---------
                     OPPENHEIMER CURRENCY OPPORTUNITIES FUND
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                         Date of fiscal year end: May 31
                                                  ------

                      Date of reporting period: 08/31/2010
                                                ----------

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

                                                                                               Principal
                                                                                                  Amount             Value
                                                                                            ------------       -----------
U.S. GOVERNMENT OBLIGATIONS -- 22.2%
U.S. Treasury Bills, 0.228%, 9/30/10 (Cost $2,559,655)                                      $  2,560,000       $ 2,559,655
FOREIGN GOVERNMENT OBLIGATIONS -- 77.1%
AUSTRALIA -- 0.7%
Australia (Commonwealth of) Treasury Bills, Series 2611, 4.614%, 11/26/10(1)                      85,000 AUD        74,850
BELGIUM -- 3.5%
Belgium (Kingdom of) Treasury Bills, 0.309%, 9/16/10(1)                                          314,000 EUR       397,870
CANADA -- 19.6%
Canada (Government of) Treasury Bills, Series 364, 0.519%, 9/30/10(1)                          2,414,000 CAD     2,263,073
DENMARK -- 0.3%
Denmark (Kingdom of) Bonds, 4%, 11/15/10                                                         187,000 DKK        32,047
FRANCE -- 3.4%
France (Government of) Treasury Bills, 0.218%, 9/30/10(1)                                        314,000 EUR       397,406
GERMANY -- 4.4%
Germany (Federal Republic of) Treasury Bills, Series 31, 0.129%, 9/29/10(1)                      405,000 EUR       513,176
ITALY -- 3.4%
Italy (Republic of) Treasury Bills, Series 6MO, 0.676%, 9/30/10(1)                               314,000 EUR       397,777
JAPAN -- 14.4%
Japan (Government of) Treasury Bills, Series 118, 0.115%, 10/4/10(1)                         140,000,000 JPY     1,666,308
KOREA, REPUBLIC OF SOUTH -- 4.3%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds, Series 8755, 3.99%, 12/23/10    594,000,000 KRW       497,584
MEXICO -- 13.6%
United Mexican States Treasury Bills, Series BI, 4.744%, 9/30/10(1)                           20,797,000 MXN     1,567,881
NEW ZEALAND -- 0.1%
New Zealand Treasury Bills, 2.688%, 10/13/10(1)                                                   21,000 NZD        14,595
NORWAY -- 0.2%
Norway (Kingdom of) Treasury Bills, 2.179%, 9/15/10(1)                                           149,000 NOK        23,606
SWEDEN -- 1.0%
Sweden (Kingdom of) Treasury Bills, Series 0910, 0.288%, 9/15/10(1)                              820,000 SEK       110,921
THE NETHERLANDS -- 3.5%
Netherlands (Kingdom of the) Treasury Bills, 0.261%, 9/30/10(1)                                  314,000 EUR       397,822
GREAT BRITAIN -- 4.7%
United Kingdom Treasury Bills, 0.447%, 10/4/10(1)                                                354,000 GBP       542,674
                                                                                                               -----------
Total Foreign Government Obligations (Cost $8,829,152)                                                           8,897,590

                                                                                                  Shares
                                                                                            ------------
INVESTMENT COMPANY -- 0.8%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%(2,3) (Cost $94,249)           94,249            94,249

                  1 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)


                                                                                                                     Value
                                                                                                               -----------
TOTAL INVESTMENTS, AT VALUE (COST $11,483,056)                                                     100.1%      $11,551,494
Liabilities in Excess of Other Assets                                                               (0.1)           (9,994)
                                                                                            ------------------------------
Net Assets                                                                                         100.0%      $11,541,500
                                                                                            ==============================


FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD   Australian Dollar

CAD   Canadian Dollar

DKK   Danish Krone

EUR   Euro

GBP   British Pound Sterling

JPY   Japanese Yen

KRW   South Korean Won

MXN   Mexican Nuevo Peso

NOK   Norwegian Krone

NZD   New Zealand Dollar

SEK   Swedish Krona

1.    Zero coupon bond reflects effective yield on the date of purchase.

2.    Rate shown is the 7-day yield as of August 31, 2010.

3.    Interest rate is less than 0.0005%.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of August 31, 2010 based on valuation input level:

                                                                            LEVEL 3 --
                                         LEVEL 1 --          LEVEL 2 --    SIGNIFICANT
                                         UNADJUSTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                      QUOTED PRICES   OBSERVABLE INPUTS         INPUTS         VALUE
                                      -------------   -----------------   ------------   -----------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations           $          --   $       2,559,655   $         --   $ 2,559,655
Foreign Government Obligations                   --           8,897,590             --     8,897,590
Investment Company                           94,249                  --             --        94,249
                                      --------------------------------------------------------------
Total Investments, at Value                  94,249          11,457,245             --    11,551,494
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts              --              59,348             --        59,348
                                      --------------------------------------------------------------
Total Assets                          $      94,249   $      11,516,593   $         --   $11,610,842
                                      --------------------------------------------------------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $          --   $         (60,933)  $         --   $   (60,933)
                                      --------------------------------------------------------------
Total Liabilities                     $          --   $         (60,933)  $         --   $   (60,933)
                                      --------------------------------------------------------------

                  2 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2010 ARE AS FOLLOWS:

                                                CONTRACT AMOUNT       EXPIRATION                   UNREALIZED     UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION    BUY/SELL           (000'S)             DATE         VALUE   APPRECIATION   DEPRECIATION
---------------------------------    --------   ---------------       ----------   -----------   ------------   ------------
BANC OF AMERICA:
Chinese Renminbi (Yuan) (CNY)             Buy             7,970 CNY      10/8/10   $ 1,171,012   $          -   $      5,092
Hong Kong Dollar (HKD)                    Buy               991 HKD      10/6/10       127,433             66             17
New Taiwan Dollar (TWD)                   Buy            16,800 TWD      10/4/10       524,634              -          2,221
New Zealand Dollar (NZD)                  Buy               163 NZD     10/18/10       113,210              -          2,321
New Zealand Dollar (NZD)                 Sell                82 NZD     10/18/10        56,952          1,168              -
Singapore Dollar (SGD)                    Buy               328 SGD      10/4/10       242,192          6,221            101
Swiss Franc (CHF)                         Buy               160 CHF      10/4/10       157,644          8,015              -
                                                                                                 ---------------------------
                                                                                                       15,470          9,752

BARCLAY'S CAPITAL:
Euro (EUR)                                Buy               152 EUR     11/10/10       192,603              -          2,261
Euro (EUR)                               Sell                94 EUR     10/18/10       119,114          1,723              -
Japanese Yen (JPY)                        Buy            20,250 JPY      10/4/10       241,133          3,735              -
                                                                                                 ---------------------------

                                                                                                        5,458          2,261
CITIGROUP:
British Pound Sterling (GBP)              Buy                17 GBP      10/4/10        26,066              -            912
Swedish Krona (SEK)                      Sell             2,440 SEK     10/18/10       329,844              -            799
                                                                                                 ---------------------------
                                                                                                            -          1,711

CREDIT SUISSE:
Canadian Dollar (CAD)                    Sell                64 CAD      10/4/10        59,986          1,695              -
Euro (EUR)                               Sell                43 EUR     10/18/10        54,488            144              -
Norwegian Krone (NOK)                    Sell             1,650 NOK     10/18/10       260,914          2,304              -
Swedish Krona (SEK)                       Buy                98 SEK      10/4/10        13,251              -            572
Swiss Franc (CHF)                        Sell               694 CHF     10/18/10       683,862              -         14,566
                                                                                                 ---------------------------
                                                                                                        4,143         15,138

DEUTSCHE BANK CAPITAL CORP.:
British Pound Sterling (GBP)              Buy               154 GBP     10/18/10       236,103              -          3,128
British Pound Sterling (GBP)             Sell                 1 GBP     10/18/10         1,533             20              -

Canadian Dollar (CAD)                     Buy               122 CAD     10/18/10       114,321              -          1,820
Canadian Dollar (CAD)                    Sell               573 CAD     10/18/10       536,934          8,774              -
Japanese Yen (JPY)                       Sell            41,200 JPY     10/18/10       490,679              -          8,977
                                                                                                 ---------------------------
                                                                                                        8,794         13,925

JP MORGAN CHASE:
Australian Dollar (AUD)                   Buy                13 AUD     10/12/10        11,506              -            331
Mexican Nuevo Peso (MXN)                  Buy             6,480 MXN     10/18/10       488,409              -          4,556
Mexican Nuevo Peso (MXN)                 Sell               694 MXN     10/18/10        52,308          1,948              -
South Korean Won (KRW)                    Buy            69,130 KRW     10/18/10        57,509              -          1,059
                                                                                                 ---------------------------
                                                                                                        1,948          5,946


                  3 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

NOMURA SECURITIES:
British Pound Sterling (GBP)             Sell               198 GBP     10/18/10       303,561          5,008              -
Japanese Yen (JPY)                        Buy            65,700 JPY     10/18/10       782,467         17,479              -
Japanese Yen (JPY)                       Sell             5,600 JPY     10/18/10        66,694              -          1,289
                                                                                                 ---------------------------
                                                                                                       22,487          1,289

STATE STREET:
Australian Dollar (AUD)                   Buy               866 AUD     10/18/10       765,956              -         10,742
Australian Dollar (AUD)                  Sell               171 AUD     10/18/10       151,245          1,048            169
                                                                                                 ---------------------------
                                                                                                        1,048         10,911
                                                                                                 ---------------------------
Total unrealized appreciation and depreciation                                                   $     59,348   $     60,933
                                                                                                 ===========================

NOTES TO STATEMENT OF INVESTMENTS

The Fund commenced operations on June 30, 2010.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

                  4 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

      COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

      CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

                  5 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

      FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

      INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

      COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $59,348, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,197 as of August 31, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

      As of August 31, 2010 the Fund has not required certain counterparties to post collateral.

      CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to,

                  6 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

      a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

      As of August 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $29,148 for which collateral was not posted by the Fund. Securities held in collateralized accounts to cover these liabilities are noted in the Statement of Investments, if applicable. If a contingent feature would have been triggered as of August 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2010 are noted below. The

                  7 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2010 (Unaudited)

primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities   $ 11,483,056
                                 ============

Gross unrealized appreciation    $    126,078
Gross unrealized depreciation         (57,640)
                                 ------------
Net unrealized appreciation      $     68,438
                                 ============

                  8 | Oppenheimer Currency Opportunities Fund

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2010, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:   /s/ William F. Glavin, Jr.
      ----------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 10/11/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William F. Glavin, Jr.
      ----------------------------
      William F. Glavin, Jr.
      Principal Executive Officer

Date: 10/11/2010

By:   /s/ Brian W. Wixted
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer

Date: 10/11/2010